Exhibit 10.10.6

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION COPY

FIFTH AMENDMENT TO THE CAPACITY PURCHASE AGREEMENT

This Fifth Amendment (this “Amendment”) to that certain Capacity Purchase Agreement, among United Airlines, Inc., a Delaware corporation (“United”), Mesa Airlines, Inc., a Nevada corporation (“Contractor”), and Mesa Air Group, Inc., a Nevada corporation (“Parent”), dated as of August 29, 2013 (as previously amended by the parties thereto, the “Agreement”) is entered into by and between United, Contractor and Parent and is effective as of December 14, 2015.

WHEREAS, the parties desire to amend certain provisions of the Agreement in accordance with the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.

Section 1.g. of the Second Amendment to the Capacity Purchase Agreement and Section 1.f. of the Fourth Amendment to the Capacity Purchase Agreement each is hereby amended to insert “Section 10.5,” following “Section 3.3(d),” therein.

2.	Section 2.4(b)(ii) is hereby amended to add the following sentence after the last sentence thereof:

“Notwithstanding anything to the contrary in this Agreement, (i) any 2.4(b) Notice given by United with respect to the EETC Aircraft must be given with respect to all of the EETC Aircraft and (ii) the provisions of clause (i) and the two provisos of the immediately preceding sentence shall not apply to such 2.4(b) Notice with respect to the EETC Aircraft.

3.	Section 3.6 is hereby amended to add the following after Section 3.6(c):

“(d) Ownership Rate. As compensation for the cost of ownership of the 10 2015 New Aircraft financed pursuant to the EETC Transaction as listed by expected U.S. registration number (“Reg. No.”) in Schedule 5 hereto (the “EETC Aircraft”), United shall pay to Contractor on each payment date set forth in Schedule 5 hereto on the Table therein applicable to such EETC Aircraft (or if not a Business Day, the next Business Day) the amount set forth opposite such payment date on such Table (the “Ownership Rate”), provided that United shall have no obligation to make a payment with respect to an EETC Aircraft that would otherwise be due on any such payment date that occurs after the earliest of (i) in the case of any EETC Aircraft not previously financed pursuant to the EETC Transaction, the date that such EETC Aircraft is no longer able to be financed pursuant to the EETC Transaction, (ii) the date of withdrawal of such EETC Aircraft from the capacity purchase provisions of this Agreement, (iii) the date of purchase of such EETC Aircraft by United and (iv) the date that all equipment notes issued in the EETC Transaction with respect to such EETC Aircraft shall have been paid in full, and such EETC Aircraft shall cease to be an EETC Aircraft on such earliest date. If an EETC Aircraft ceases to be an EETC Aircraft pursuant to clause (i) of the preceding sentence, within five Business Days after the date of such cessation (the “Trigger

Date”), Contractor shall pay to United the amount set forth in Schedule 6 hereto on the Table therein applicable to such Aircraft opposite the Trigger Date (or, if such Trigger Date is not set forth on such Table, opposite the date set forth on such Table immediately preceding such Trigger Date).”

4.	Section 3.7 is hereby amended as follows:

a.	Subsection (a) is hereby deleted in its entirety and replaced with the following:

“(a) United and Contractor will make good faith efforts to finance the Contractor’s acquisition of the EETC Aircraft on the terms set forth in the “Summary Mesa Airlines, Inc. (“Mesa”) EETC Transaction 2015-1” Execution Version, subject to such changes as Contractor and United shall agree (the “EETC Transaction”). The size, advance rate, coupon, term, amortization profile and liquidity facility economics of the EETC Transaction are subject to United’s prior written approval.”

b.	Subsection (b) is hereby deleted in its entirety and replaced with the following:

“(b) Unless otherwise agreed by United in writing, if the EETC Aircraft are financed in the EETC Transaction, Contractor will contribute approximately US $[***] toward the purchase of each of the EETC Aircraft, which amount will be adjusted to equal the actual purchase price of an EETC Aircraft less the amount of debt funded, including the Series C Equipment Notes, for such Aircraft.”

c.	Subsection (c) is hereby amended by adding the following clauses after clause (3) thereof:

“(4) The upfront fees payable to the Liquidity Provider at or prior to the closing of the EETC Transaction.

(5)    The upfront fees payable to the Depositary at or prior to the closing of the EETC Transaction.”

d.

The last paragraph is hereby amended by changing (i) the reference to “December 7, 2015” in the second sentence thereof to “December 14, 2015” and (ii) the reference to “November 15, 2015” in the fourth sentence thereof to “December 14, 2015” and by deleting from the last sentence thereof “during a monthly discussion”.

5.

Section 8.3(a) is hereby amended to delete in the penultimate sentence thereof “any specific Call Option Aircraft” and to insert in lieu thereof the following: “any specific Covered Aircraft purchased or to be purchased by United”.

6.	Section 8.3(b) is hereby amended to delete the parenthetical phrase in the first sentence thereof and to insert in lieu thereof the following:

“(or in the event of a partial termination, the applicable Covered Aircraft).”

7.

Section 8.3(b)(ii) is hereby amended to delete in the last sentence thereof the phrase “any specific Call Option Aircraft” and to insert in lieu thereof the following: “any specific Covered Aircraft purchased or to be purchased by United”.

8.	Section 10.1(a) is hereby amended by adding the following after the last sentence thereof:

“Notwithstanding anything to the contrary in this Agreement, if this Agreement is terminated with respect to one or more EETC Aircraft at a time when any such EETC Aircraft is subject to an EETC Security Interest, the provisions of Section 10.1 shall not apply to such EETC Aircraft.”

9.	Section 10.6 is hereby amended to insert at the end of the first sentence thereof the following:

“; and provided, further, that no security interest shall be granted hereby in any property to the extent that such grant is prohibited by any agreement that comprises part of the EETC Transaction”.

10.	Section 11.4 is hereby amended to insert at the end thereof the following:

“Any amendment or modification of this Agreement to decrease the amount of Ownership Rate payments required to be paid by United to Contractor with respect to any EETC Aircraft may be an Event of Default as defined under the Trust Indenture and Mortgage for such Aircraft under the EETC Transaction.”

11.	Table 2 and Table 4 of Schedule 2A each is hereby amended by deleting the column with the caption “Ownership rate” and deleting footnote (2).

12.	Schedule 4 is hereby amended as follows:

a.	The caption for the first table therein is hereby deleted and the following is inserted in lieu thereof: “Markup Amounts for E175 Covered Aircraft (excluding EETC Aircraft)”.

b.	The following table is hereby inserted following the table referred to in Section 12.a. above:

“Markup Amounts for EETC Aircraft*

Performance Metric	A	B	C	D	D1	D2
On-Time Departure Rate (“On-Time Zero”)	[***]	[***]	[***]	[***]	[***]	[***]
Controllable Completion Factor	[***]	[***]	[***]	[***]	[***]	[***]
Customer Satisfaction	[***]	[***]	[***]	[***]	[***]	[***]

*If any EETC Aircraft ceases to be an EETC Aircraft pursuant to Section 3.6(d) during any month, commencing with the next month the markup amount for such E175 Covered Aircraft shall be determined using the table above captioned “Markup Amounts for E175 Covered Aircraft (excluding EETC Aircraft)”.

13.	A new Schedule 5 and new Schedule 6 are hereby added after Schedule 4 in the form of Schedule 5 and Schedule 6, respectively, to this Amendment.

14.	Exhibit A of the Agreement is hereby amended as follows:

a.	The following new definitions are hereby added to Exhibit A: “EETC Aircraft” – is defined in Section 3.6(d).

“EETC Security Interest” – means a security interest granted on an EETC Aircraft in connection with the EETC Transaction.

“EETC Transaction” – is defined in Section 3.7(a).

“Ownership Rate” – is defined in Section 3.6(d).

“Trigger Date” – is defined in Section 3.6(d).

b.	The definition of “ERJ Margin Payment” in Exhibit A is hereby amended to insert therein after “Markup Amount for E175 Covered Aircraft” the following: “(excluding EETC Aircraft)”.

c.

The definitions of “CRJ Covered Aircraft” and “E175 Covered Aircraft” each is hereby amended to delete “as adjusted from time to time for withdrawals pursuant to Article VIII” and to insert in lieu thereof the following:

“but such Schedule 1 shall be deemed automatically adjusted from time to time to account for any such aircraft that is withdrawn from the capacity purchase provisions of this Agreement effective beginning on the date of such withdrawal”.

Except as otherwise specified herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement. This Amendment may be executed in counterparts. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC. By: Name: Gerald Laderman Title: Senior Vice President – Finance Acting Chief Financial Officer
MESA AIR GROUP, INC. By: Name: Brian S. Gillman Title: EVP & General Counsel
MESA AIRLINES, INC. By: Name: Brian S. Gillman Title: EVP & General Counsel

Schedule 5 – Ownership Rate Schedule1

Aircraft Reg. No.: N88331, N88332, N82333		Aircraft Reg. No.: N86334		Aircraft Reg. No.: N88335		Aircraft Reg. No.: N86336, N87337		Aircraft Reg. No.: N82338, N87339, N85340
Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate
December 14, 2015	[***]	December 14, 2015	[***]	December 14, 2015	[***]	December 14, 2015	[***]	December 14, 2015	[***]
December 15, 2015	[***]	December 15, 2015	[***]	December 15, 2015	[***]	December 15, 2015	[***]	December 15, 2015	[***]
January 15, 2016	[***]	January 15, 2016	[***]	January 15, 2016	[***]	January 15, 2016	[***]	January 15, 2016	[***]
February 15, 2016	[***]	February 15, 2016	[***]	February 15, 2016	[***]	February 15, 2016	[***]	February 15, 2016	[***]
March 15, 2016	[***]	March 15, 2016	[***]	March 15, 2016	[***]	March 15, 2016	[***]	March 15, 2016	[***]
April 15, 2016	[***]	April 15, 2016	[***]	April 15, 2016	[***]	April 15, 2016	[***]	April 15, 2016	[***]
May 15, 2016	[***]	May 15, 2016	[***]	May 15, 2016	[***]	May 15, 2016	[***]	May 15, 2016	[***]
June 15, 2016	[***]	June 15, 2016	[***]	June 15, 2016	[***]	June 15, 2016	[***]	June 15, 2016	[***]
July 15, 2016	[***]	July 15, 2016	[***]	July 15, 2016	[***]	July 15, 2016	[***]	July 15, 2016	[***]
August 15, 2016	[***]	August 15, 2016	[***]	August 15, 2016	[***]	August 15, 2016	[***]	August 15, 2016	[***]
September 15, 2016	[***]	September 15, 2016	[***]	September 15, 2016	[***]	September 15, 2016	[***]	September 15, 2016	[***]
October 15, 2016	[***]	October 15, 2016	[***]	October 15, 2016	[***]	October 15, 2016	[***]	October 15, 2016	[***]
November 15, 2016	[***]	November 15, 2016	[***]	November 15, 2016	[***]	November 15, 2016	[***]	November 15, 2016	[***]
December 15, 2016	[***]	December 15, 2016	[***]	December 15, 2016	[***]	December 15, 2016	[***]	December 15, 2016	[***]
January 15, 2017	[***]	January 15, 2017	[***]	January 15, 2017	[***]	January 15, 2017	[***]	January 15, 2017	[***]
February 15, 2017	[***]	February 15, 2017	[***]	February 15, 2017	[***]	February 15, 2017	[***]	February 15, 2017	[***]
March 15, 2017	[***]	March 15, 2017	[***]	March 15, 2017	[***]	March 15, 2017	[***]	March 15, 2017	[***]
April 15, 2017	[***]	April 15, 2017	[***]	April 15, 2017	[***]	April 15, 2017	[***]	April 15, 2017	[***]
May 15, 2017	[***]	May 15, 2017	[***]	May 15, 2017	[***]	May 15, 2017	[***]	May 15, 2017	[***]
June 15, 2017	[***]	June 15, 2017	[***]	June 15, 2017	[***]	June 15, 2017	[***]	June 15, 2017	[***]
July 15, 2017	[***]	July 15, 2017	[***]	July 15, 2017	[***]	July 15, 2017	[***]	July 15, 2017	[***]
August 15, 2017	[***]	August 15, 2017	[***]	August 15, 2017	[***]	August 15, 2017	[***]	August 15, 2017	[***]
September 15, 2017	[***]	September 15, 2017	[***]	September 15, 2017	[***]	September 15, 2017	[***]	September 15, 2017	[***]
October 15, 2017	[***]	October 15, 2017	[***]	October 15, 2017	[***]	October 15, 2017	[***]	October 15, 2017	[***]
November 15, 2017	[***]	November 15, 2017	[***]	November 15, 2017	[***]	November 15, 2017	[***]	November 15, 2017	[***]
December 15, 2017	[***]	December 15, 2017	[***]	December 15, 2017	[***]	December 15, 2017	[***]	December 15, 2017	[***]
January 15, 2018	[***]	January 15, 2018	[***]	January 15, 2018	[***]	January 15, 2018	[***]	January 15, 2018	[***]
February 15, 2018	[***]	February 15, 2018	[***]	February 15, 2018	[***]	February 15, 2018	[***]	February 15, 2018	[***]
March 15, 2018	[***]	March 15, 2018	[***]	March 15, 2018	[***]	March 15, 2018	[***]	March 15, 2018	[***]
April 15, 2018	[***]	April 15, 2018	[***]	April 15, 2018	[***]	April 15, 2018	[***]	April 15, 2018	[***]
May 15, 2018	[***]	May 15, 2018	[***]	May 15, 2018	[***]	May 15, 2018	[***]	May 15, 2018	[***]
June 15, 2018	[***]	June 15, 2018	[***]	June 15, 2018	[***]	June 15, 2018	[***]	June 15, 2018	[***]
July 15, 2018	[***]	July 15, 2018	[***]	July 15, 2018	[***]	July 15, 2018	[***]	July 15, 2018	[***]
August 15, 2018	[***]	August 15, 2018	[***]	August 15, 2018	[***]	August 15, 2018	[***]	August 15, 2018	[***]
September 15, 2018	[***]	September 15, 2018	[***]	September 15, 2018	[***]	September 15, 2018	[***]	September 15, 2018	[***]
October 15, 2018	[***]	October 15, 2018	[***]	October 15, 2018	[***]	October 15, 2018	[***]	October 15, 2018	[***]
November 15, 2018	[***]	November 15, 2018	[***]	November 15, 2018	[***]	November 15, 2018	[***]	November 15, 2018	[***]
December 15, 2018	[***]	December 15, 2018	[***]	December 15, 2018	[***]	December 15, 2018	[***]	December 15, 2018	[***]
January 15, 2019	[***]	January 15, 2019	[***]	January 15, 2019	[***]	January 15, 2019	[***]	January 15, 2019	[***]
February 15, 2019	[***]	February 15, 2019	[***]	February 15, 2019	[***]	February 15, 2019	[***]	February 15, 2019	[***]
March 15, 2019	[***]	March 15, 2019	[***]	March 15, 2019	[***]	March 15, 2019	[***]	March 15, 2019	[***]
April 15, 2019	[***]	April 15, 2019	[***]	April 15, 2019	[***]	April 15, 2019	[***]	April 15, 2019	[***]
May 15, 2019	[***]	May 15, 2019	[***]	May 15, 2019	[***]	May 15, 2019	[***]	May 15, 2019	[***]
June 15, 2019	[***]	June 15, 2019	[***]	June 15, 2019	[***]	June 15, 2019	[***]	June 15, 2019	[***]
July 15, 2019	[***]	July 15, 2019	[***]	July 15, 2019	[***]	July 15, 2019	[***]	July 15, 2019	[***]
August 15, 2019	[***]	August 15, 2019	[***]	August 15, 2019	[***]	August 15, 2019	[***]	August 15, 2019	[***]

1 All Reg. Nos. are expected and subject to change pursuant to the EETC Transaction.

Aircraft Reg. No.: N88331, N88332, N82333		Aircraft Reg. No.: N86334		Aircraft Reg. No.: N88335		Aircraft Reg. No.: N86336, N87337		Aircraft Reg. No.: N82338, N87339, N85340
Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate
September 15, 2019	[***]	September 15, 2019	[***]	September 15, 2019	[***]	September 15, 2019	[***]	September 15, 2019	[***]
October 15, 2019	[***]	October 15, 2019	[***]	October 15, 2019	[***]	October 15, 2019	[***]	October 15, 2019	[***]
November 15, 2019	[***]	November 15, 2019	[***]	November 15, 2019	[***]	November 15, 2019	[***]	November 15, 2019	[***]
December 15, 2019	[***]	December 15, 2019	[***]	December 15, 2019	[***]	December 15, 2019	[***]	December 15, 2019	[***]
January 15, 2020	[***]	January 15, 2020	[***]	January 15, 2020	[***]	January 15, 2020	[***]	January 15, 2020	[***]
February 15, 2020	[***]	February 15, 2020	[***]	February 15, 2020	[***]	February 15, 2020	[***]	February 15, 2020	[***]
March 15, 2020	[***]	March 15, 2020	[***]	March 15, 2020	[***]	March 15, 2020	[***]	March 15, 2020	[***]
April 15, 2020	[***]	April 15, 2020	[***]	April 15, 2020	[***]	April 15, 2020	[***]	April 15, 2020	[***]
May 15, 2020	[***]	May 15, 2020	[***]	May 15, 2020	[***]	May 15, 2020	[***]	May 15, 2020	[***]
June 15, 2020	[***]	June 15, 2020	[***]	June 15, 2020	[***]	June 15, 2020	[***]	June 15, 2020	[***]
July 15, 2020	[***]	July 15, 2020	[***]	July 15, 2020	[***]	July 15, 2020	[***]	July 15, 2020	[***]
August 15, 2020	[***]	August 15, 2020	[***]	August 15, 2020	[***]	August 15, 2020	[***]	August 15, 2020	[***]
September 15, 2020	[***]	September 15, 2020	[***]	September 15, 2020	[***]	September 15, 2020	[***]	September 15, 2020	[***]
October 15, 2020	[***]	October 15, 2020	[***]	October 15, 2020	[***]	October 15, 2020	[***]	October 15, 2020	[***]
November 15, 2020	[***]	November 15, 2020	[***]	November 15, 2020	[***]	November 15, 2020	[***]	November 15, 2020	[***]
December 15, 2020	[***]	December 15, 2020	[***]	December 15, 2020	[***]	December 15, 2020	[***]	December 15, 2020	[***]
January 15, 2021	[***]	January 15, 2021	[***]	January 15, 2021	[***]	January 15, 2021	[***]	January 15, 2021	[***]
February 15, 2021	[***]	February 15, 2021	[***]	February 15, 2021	[***]	February 15, 2021	[***]	February 15, 2021	[***]
March 15, 2021	[***]	March 15, 2021	[***]	March 15, 2021	[***]	March 15, 2021	[***]	March 15, 2021	[***]
April 15, 2021	[***]	April 15, 2021	[***]	April 15, 2021	[***]	April 15, 2021	[***]	April 15, 2021	[***]
May 15, 2021	[***]	May 15, 2021	[***]	May 15, 2021	[***]	May 15, 2021	[***]	May 15, 2021	[***]
June 15, 2021	[***]	June 15, 2021	[***]	June 15, 2021	[***]	June 15, 2021	[***]	June 15, 2021	[***]
July 15, 2021	[***]	July 15, 2021	[***]	July 15, 2021	[***]	July 15, 2021	[***]	July 15, 2021	[***]
August 15, 2021	[***]	August 15, 2021	[***]	August 15, 2021	[***]	August 15, 2021	[***]	August 15, 2021	[***]
September 15, 2021	[***]	September 15, 2021	[***]	September 15, 2021	[***]	September 15, 2021	[***]	September 15, 2021	[***]
October 15, 2021	[***]	October 15, 2021	[***]	October 15, 2021	[***]	October 15, 2021	[***]	October 15, 2021	[***]
November 15, 2021	[***]	November 15, 2021	[***]	November 15, 2021	[***]	November 15, 2021	[***]	November 15, 2021	[***]
December 15, 2021	[***]	December 15, 2021	[***]	December 15, 2021	[***]	December 15, 2021	[***]	December 15, 2021	[***]
January 15, 2022	[***]	January 15, 2022	[***]	January 15, 2022	[***]	January 15, 2022	[***]	January 15, 2022	[***]
February 15, 2022	[***]	February 15, 2022	[***]	February 15, 2022	[***]	February 15, 2022	[***]	February 15, 2022	[***]
March 15, 2022	[***]	March 15, 2022	[***]	March 15, 2022	[***]	March 15, 2022	[***]	March 15, 2022	[***]
April 15, 2022	[***]	April 15, 2022	[***]	April 15, 2022	[***]	April 15, 2022	[***]	April 15, 2022	[***]
May 15, 2022	[***]	May 15, 2022	[***]	May 15, 2022	[***]	May 15, 2022	[***]	May 15, 2022	[***]
June 15, 2022	[***]	June 15, 2022	[***]	June 15, 2022	[***]	June 15, 2022	[***]	June 15, 2022	[***]
July 15, 2022	[***]	July 15, 2022	[***]	July 15, 2022	[***]	July 15, 2022	[***]	July 15, 2022	[***]
August 15, 2022	[***]	August 15, 2022	[***]	August 15, 2022	[***]	August 15, 2022	[***]	August 15, 2022	[***]
September 15, 2022	[***]	September 15, 2022	[***]	September 15, 2022	[***]	September 15, 2022	[***]	September 15, 2022	[***]
October 15, 2022	[***]	October 15, 2022	[***]	October 15, 2022	[***]	October 15, 2022	[***]	October 15, 2022	[***]
November 15, 2022	[***]	November 15, 2022	[***]	November 15, 2022	[***]	November 15, 2022	[***]	November 15, 2022	[***]
December 15, 2022	[***]	December 15, 2022	[***]	December 15, 2022	[***]	December 15, 2022	[***]	December 15, 2022	[***]
January 15, 2023	[***]	January 15, 2023	[***]	January 15, 2023	[***]	January 15, 2023	[***]	January 15, 2023	[***]
February 15, 2023	[***]	February 15, 2023	[***]	February 15, 2023	[***]	February 15, 2023	[***]	February 15, 2023	[***]
March 15, 2023	[***]	March 15, 2023	[***]	March 15, 2023	[***]	March 15, 2023	[***]	March 15, 2023	[***]
April 15, 2023	[***]	April 15, 2023	[***]	April 15, 2023	[***]	April 15, 2023	[***]	April 15, 2023	[***]
May 15, 2023	[***]	May 15, 2023	[***]	May 15, 2023	[***]	May 15, 2023	[***]	May 15, 2023	[***]
June 15, 2023	[***]	June 15, 2023	[***]	June 15, 2023	[***]	June 15, 2023	[***]	June 15, 2023	[***]
July 15, 2023	[***]	July 15, 2023	[***]	July 15, 2023	[***]	July 15, 2023	[***]	July 15, 2023	[***]
August 15, 2023	[***]	August 15, 2023	[***]	August 15, 2023	[***]	August 15, 2023	[***]	August 15, 2023	[***]
September 15, 2023	[***]	September 15, 2023	[***]	September 15, 2023	[***]	September 15, 2023	[***]	September 15, 2023	[***]
October 15, 2023	[***]	October 15, 2023	[***]	October 15, 2023	[***]	October 15, 2023	[***]	October 15, 2023	[***]
November 15, 2023	[***]	November 15, 2023	[***]	November 15, 2023	[***]	November 15, 2023	[***]	November 15, 2023	[***]
December 15, 2023	[***]	December 15, 2023	[***]	December 15, 2023	[***]	December 15, 2023	[***]	December 15, 2023	[***]

Aircraft Reg. No.: N88331, N88332, N82333		Aircraft Reg. No.: N86334		Aircraft Reg. No.: N88335		Aircraft Reg. No.: N86336, N87337		Aircraft Reg. No.: N82338, N87339, N85340
Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate
January 15, 2024	[***]	January 15, 2024	[***]	January 15, 2024	[***]	January 15, 2024	[***]	January 15, 2024	[***]
February 15, 2024	[***]	February 15, 2024	[***]	February 15, 2024	[***]	February 15, 2024	[***]	February 15, 2024	[***]
March 15, 2024	[***]	March 15, 2024	[***]	March 15, 2024	[***]	March 15, 2024	[***]	March 15, 2024	[***]
April 15, 2024	[***]	April 15, 2024	[***]	April 15, 2024	[***]	April 15, 2024	[***]	April 15, 2024	[***]
May 15, 2024	[***]	May 15, 2024	[***]	May 15, 2024	[***]	May 15, 2024	[***]	May 15, 2024	[***]
June 15, 2024	[***]	June 15, 2024	[***]	June 15, 2024	[***]	June 15, 2024	[***]	June 15, 2024	[***]
July 15, 2024	[***]	July 15, 2024	[***]	July 15, 2024	[***]	July 15, 2024	[***]	July 15, 2024	[***]
August 15, 2024	[***]	August 15, 2024	[***]	August 15, 2024	[***]	August 15, 2024	[***]	August 15, 2024	[***]
September 15, 2024	[***]	September 15, 2024	[***]	September 15, 2024	[***]	September 15, 2024	[***]	September 15, 2024	[***]
October 15, 2024	[***]	October 15, 2024	[***]	October 15, 2024	[***]	October 15, 2024	[***]	October 15, 2024	[***]
November 15, 2024	[***]	November 15, 2024	[***]	November 15, 2024	[***]	November 15, 2024	[***]	November 15, 2024	[***]
December 15, 2024	[***]	December 15, 2024	[***]	December 15, 2024	[***]	December 15, 2024	[***]	December 15, 2024	[***]
January 15, 2025	[***]	January 15, 2025	[***]	January 15, 2025	[***]	January 15, 2025	[***]	January 15, 2025	[***]
February 15, 2025	[***]	February 15, 2025	[***]	February 15, 2025	[***]	February 15, 2025	[***]	February 15, 2025	[***]
March 15, 2025	[***]	March 15, 2025	[***]	March 15, 2025	[***]	March 15, 2025	[***]	March 15, 2025	[***]
April 15, 2025	[***]	April 15, 2025	[***]	April 15, 2025	[***]	April 15, 2025	[***]	April 15, 2025	[***]
May 15, 2025	[***]	May 15, 2025	[***]	May 15, 2025	[***]	May 15, 2025	[***]	May 15, 2025	[***]
June 15, 2025	[***]	June 15, 2025	[***]	June 15, 2025	[***]	June 15, 2025	[***]	June 15, 2025	[***]
July 15, 2025	[***]	July 15, 2025	[***]	July 15, 2025	[***]	July 15, 2025	[***]	July 15, 2025	[***]
August 15, 2025	[***]	August 15, 2025	[***]	August 15, 2025	[***]	August 15, 2025	[***]	August 15, 2025	[***]
September 15, 2025	[***]	September 15, 2025	[***]	September 15, 2025	[***]	September 15, 2025	[***]	September 15, 2025	[***]
October 15, 2025	[***]	October 15, 2025	[***]	October 15, 2025	[***]	October 15, 2025	[***]	October 15, 2025	[***]
November 15, 2025	[***]	November 15, 2025	[***]	November 15, 2025	[***]	November 15, 2025	[***]	November 15, 2025	[***]
December 15, 2025	[***]	December 15, 2025	[***]	December 15, 2025	[***]	December 15, 2025	[***]	December 15, 2025	[***]
January 15, 2026	[***]	January 15, 2026	[***]	January 15, 2026	[***]	January 15, 2026	[***]	January 15, 2026	[***]
February 15, 2026	[***]	February 15, 2026	[***]	February 15, 2026	[***]	February 15, 2026	[***]	February 15, 2026	[***]
March 15, 2026	[***]	March 15, 2026	[***]	March 15, 2026	[***]	March 15, 2026	[***]	March 15, 2026	[***]
April 15, 2026	[***]	April 15, 2026	[***]	April 15, 2026	[***]	April 15, 2026	[***]	April 15, 2026	[***]
May 15, 2026	[***]	May 15, 2026	[***]	May 15, 2026	[***]	May 15, 2026	[***]	May 15, 2026	[***]
June 15, 2026	[***]	June 15, 2026	[***]	June 15, 2026	[***]	June 15, 2026	[***]	June 15, 2026	[***]
July 15, 2026	[***]	July 15, 2026	[***]	July 15, 2026	[***]	July 15, 2026	[***]	July 15, 2026	[***]
August 15, 2026	[***]	August 15, 2026	[***]	August 15, 2026	[***]	August 15, 2026	[***]	August 15, 2026	[***]
September 15, 2026	[***]	September 15, 2026	[***]	September 15, 2026	[***]	September 15, 2026	[***]	September 15, 2026	[***]
October 15, 2026	[***]	October 15, 2026	[***]	October 15, 2026	[***]	October 15, 2026	[***]	October 15, 2026	[***]
November 15, 2026	[***]	November 15, 2026	[***]	November 15, 2026	[***]	November 15, 2026	[***]	November 15, 2026	[***]
December 15, 2026	[***]	December 15, 2026	[***]	December 15, 2026	[***]	December 15, 2026	[***]	December 15, 2026	[***]
January 15, 2027	[***]	January 15, 2027	[***]	January 15, 2027	[***]	January 15, 2027	[***]	January 15, 2027	[***]
February 15, 2027	[***]	February 15, 2027	[***]	February 15, 2027	[***]	February 15, 2027	[***]	February 15, 2027	[***]
March 15, 2027	[***]	March 15, 2027	[***]	March 15, 2027	[***]	March 15, 2027	[***]	March 15, 2027	[***]
April 15, 2027	[***]	April 15, 2027	[***]	April 15, 2027	[***]	April 15, 2027	[***]	April 15, 2027	[***]
May 15, 2027	[***]	May 15, 2027	[***]	May 15, 2027	[***]	May 15, 2027	[***]	May 15, 2027	[***]
June 15, 2027	[***]	June 15, 2027	[***]	June 15, 2027	[***]	June 15, 2027	[***]	June 15, 2027	[***]
July 15, 2027	[***]	July 15, 2027	[***]	July 15, 2027	[***]	July 15, 2027	[***]	July 15, 2027	[***]
August 15, 2027	[***]	August 15, 2027	[***]	August 15, 2027	[***]	August 15, 2027	[***]	August 15, 2027	[***]
September 15, 2027	[***]	September 15, 2027	[***]	September 15, 2027	[***]	September 15, 2027	[***]	September 15, 2027	[***]
October 15, 2027	[***]	October 15, 2027	[***]	October 15, 2027	[***]	October 15, 2027	[***]	October 15, 2027	[***]
November 15, 2027	[***]	November 15, 2027	[***]	November 15, 2027	[***]	November 15, 2027	[***]	November 15, 2027	[***]
December 15, 2027	[***]	December 15, 2027	[***]	December 15, 2027	[***]	December 15, 2027	[***]	December 15, 2027	[***]
		January 15, 2028	[***]	January 15, 2028	[***]	January 15, 2028	[***]	January 15, 2028	[***]
				February 15, 2028	[***]	February 15, 2028	[***]	February 15, 2028	[***]
						March 15, 2028	[***]	March 15, 2028	[***]
						April 15, 2028	[***]	April 15, 2028	[***]

Aircraft Reg. No.: N88331, N88332, N82333		Aircraft Reg. No.: N86334		Aircraft Reg. No.: N88335		Aircraft Reg. No.: N86336, N87337		Aircraft Reg. No.: N82338, N87339, N85340
Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate	Payment Date	Ownership Rate
								May 15, 2028	[***]

Schedule 6 – Refund Amounts2

Aircraft Reg. No.: N88331, N88332, N82333		Aircraft Reg. No.: N86334		Aircraft Reg. No.: N88335		Aircraft Reg. No.: N86336, N87337		Aircraft Reg. No.: N82338, N87339, N85340
Trigger Date	Payment	Trigger Date	Payment	Trigger Date	Payment	Trigger Date	Payment	Trigger Date	Payment
December 14, 2015	[***]	December 14, 2015	[***]	December 14, 2015	[***]	December 14, 2015	[***]	December 14, 2015	[***]
January 15, 2016	[***]	January 15, 2016	[***]	January 15, 2016	[***]	January 15, 2016	[***]	January 15, 2016	[***]
February 15, 2016	[***]	February 15, 2016	[***]	February 15, 2016	[***]	February 15, 2016	[***]	February 15, 2016	[***]
March 15, 2016	[***]	March 15, 2016	[***]	March 15, 2016	[***]	March 15, 2016	[***]	March 15, 2016	[***]
April 15, 2016	[***]	April 15, 2016	[***]	April 15, 2016	[***]	April 15, 2016	[***]	April 15, 2016	[***]
May 15, 2016	[***]	May 15, 2016	[***]	May 15, 2016	[***]	May 15, 2016	[***]	May 15, 2016	[***]
June 15, 2016	[***]	June 15, 2016	[***]	June 15, 2016	[***]	June 15, 2016	[***]	June 15, 2016	[***]
July 15, 2016	[***]	July 15, 2016	[***]	July 15, 2016	[***]	July 15, 2016	[***]	July 15, 2016	[***]
August 15, 2016	[***]	August 15, 2016	[***]	August 15, 2016	[***]	August 15, 2016	[***]	August 15, 2016	[***]
September 15, 2016	[***]	September 15, 2016	[***]	September 15, 2016	[***]	September 15, 2016	[***]	September 15, 2016	[***]
October 15, 2016	[***]	October 15, 2016	[***]	October 15, 2016	[***]	October 15, 2016	[***]	October 15, 2016	[***]

2 All Reg. Nos. are expected and subject to change pursuant to the EETC Transaction.